UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2005

SILICON IMAGE, INC.
(Exact name of Registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-26887	77-0396307
(Commission File Number)	(IRS Employer Identification No.)

1060 East Arques Ave., Sunnyvale, CA	94085
(Address of principal executive offices)	(Zip Code)

(408) 616-4000
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.      CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

     (a) On June 7, 2005, PricewaterhouseCoopers LLP (“PwC”), the independent registered public accounting firm for Silicon Image, Inc. (the “Company”), notified the Company and the chairman of the Audit Committee of the Company’s Board of Directors (the “Audit Committee”) that PwC was resigning as the Company’s independent registered public accounting firm, effective immediately.

     For the years ended December 31, 2003 and 2004, PwC’s reports contained no adverse opinions or any disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principle.

     During the years ended December 31, 2003 and 2004, and through June 7, 2005, there have been no disagreements (as described under Item 304(a)(1)(iv) of Regulation S-K) with PwC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to PwC’s satisfaction, would have caused PwC to make reference thereto in their reports on the financial statements of the Company for such years.

     Except for the material weakness in internal controls described in this paragraph, during the years ended December 31, 2003 and 2004, and through June 7, 2005, there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K). As of March 31, 2005, management of the Company concluded that a material weakness in internal controls over financial reporting existed due to the fact that the oversight of the Company’s control over financial reporting by the Company’s Audit Committee was ineffective due to the resignations on April 24, 2005 of four of the five independent members of the Company’s Board of Directors, which at that time left the Audit Committee of the Board of Directors with only one member. In addition, the sole remaining member of the Audit Committee was not a “financial expert,” as that term is defined by the rules of the Securities and Exchange Commission.

     The Company has provided PwC with a copy of the aforementioned statements and has requested PwC to furnish a letter to the Securities and Exchange Commission stating whether or not PwC agrees with the above statements. A copy of PwC’s letter, dated June 9, 2005, is filed as Exhibit 16.01 hereto.

     (b) The Company has also begun a search to select a new independent registered public accounting firm.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

Exhibit No.	Exhibit Title

16.01	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP dated June 9, 2005.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 9, 2005		SILICON IMAGE, INC.
	By:	/s/ Patrick Reutens
Patrick Reutens
Chief Legal Officer

EXHIBIT LIST

Exhibit No.	Exhibit Title

16.01	Letter to the Securities and Exchange Commission from PricewaterhouseCoopers LLP dated June 9, 2005.